TABLE OF CONTENTS

      USAA FAMILY OF FUNDS                                  1
      MESSAGE FROM THE PRESIDENT                            2
      INVESTMENT REVIEW                                     4
      MESSAGE FROM THE MANAGER                              5
      FINANCIAL INFORMATION
         Distributions to Shareholders                      8
         Independent Auditors' Report                       9
         Portfolio of Investments                          10
         Notes to Portfolio of Investments                 13
         Statement of Assets and Liabilities               14
         Statement of Operations                           15
         Statements of Changes in Net Assets               16
         Notes to Financial Statements                     17









IMPORTANT INFORMATION

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a mutual fund representative at 1-800-531-8448 during business hours.

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA SCIENCE & TECHNOLOGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (IMCO). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.

USAA   WITH  THE  EAGLE  IS   REGISTERED   IN  THE  U.S.   PATENT  &   TRADEMARK
OFFICE.(COPYRIGHT)2000, USAA. ALL RIGHTS RESERVED.










USAA FAMILY OF FUNDS SUMMARY

         FUND                                    MINIMUM
       TYPE/NAME           VOLATILITY           INVESTMENT
-------------------------------------------------------------
CAPITAL APPRECIATION
-------------------------------------------------------------
 Aggressive Growth         Very high              $3,000
 Emerging Markets          Very high               3,000
 First Start Growth
  (Registered Trademark)   Moderate to high        3,000
 Gold                      Very high               3,000
 Growth                    Moderate to high        3,000
 Growth & Income           Moderate                3,000
 International             Moderate to high        3,000
 S&P 500(Registered
  Trademark)Index          Moderate                3,000
 Science & Technology      Very high               3,000
 Small Cap Stock           Very high               3,000
 World Growth              Moderate to high        3,000
-------------------------------------------------------------
ASSET ALLOCATION
-------------------------------------------------------------
 Balanced Strategy         Moderate               $3,000
 Cornerstone Strategy      Moderate                3,000
 Growth and Tax
  Strategy                 Moderate                3,000
 Growth Strategy           Moderate to high        3,000
 Income Strategy           Low to moderate         3,000
-------------------------------------------------------------
INCOME - TAXABLE
-------------------------------------------------------------
 GNMA(Registered
  Trademark)               Low to moderate        $3,000
 High-Yield
  Opportunities            High                    3,000
 Income                    Moderate                3,000
 Income Stock              Moderate                3,000
 Intermediate-Term
  Bond                     Low to moderate         3,000
 Short-Term Bond           Low                     3,000
-------------------------------------------------------------
INCOME - TAX EXEMPT
-------------------------------------------------------------
 Long-Term                 Moderate               $3,000
 Intermediate-Term         Low to moderate         3,000
 Short-Term                Low                     3,000
 State Bond Income         Moderate                3,000
-------------------------------------------------------------
MONEY MARKET
-------------------------------------------------------------
 Money Market              Very low               $3,000
 Tax Exempt
  Money Market             Very low                3,000
 Treasury Money
  Market Trust
  (Registered Trademark)   Very low                3,000
 State Money Market        Very low                3,000
-------------------------------------------------------------

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, WHICH ARE DISCUSSED IN THE FUNDS' PROSPECTUSES.

S&P 500(REGISTERED TRADEMARK)IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES OR THE FEDERAL ALTERNATIVE MINIMUM TAX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

THE INVESTART(REGISTERED TRADEMARK) PROGRAM IS AVAILABLE FOR INVESTORS WITHOUT THE $3,000 INITIAL INVESTMENT REQUIRED TO OPEN AN IMCO MUTUAL FUND ACCOUNT. A MUTUAL FUND ACCOUNT CAN BE OPENED WITH NO INITIAL INVESTMENT IF YOU ELECT TO HAVE MONTHLY AUTOMATIC INVESTMENTS OF AT LEAST $50 FROM A BANK ACCOUNT. INVESTART IS NOT AVAILABLE ON TAX-EXEMPT FUNDS OR THE S&P 500 INDEX FUND. THE MINIMUM INITIAL INVESTMENT FOR IRAS IS $250, EXCEPT FOR THE $2,000 MINIMUM REQUIRED FOR THE S&P 500 INDEX FUND. IRAS ARE NOT AVAILABLE FOR TAX-EXEMPT FUNDS. THE GROWTH AND TAX STRATEGY FUND IS NOT AVAILABLE AS AN INVESTMENT FOR YOUR IRA BECAUSE THE MAJORITY OF ITS INCOME IS TAX EXEMPT.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY.


NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL 1-800-531-8181 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST.









MESSAGE FROM THE PRESIDENT


[PHOTOGRAPH OF PRESIDENT AND VICE CHAIRMAN OF THE BOARD, MICHAEL J.C. ROTH, CFA,
 APPEARS HERE.]

--------------------------------------------------------------------------------
SO FAR 2000 HAS BEEN AN UNINSPIRING INVESTMENT YEAR. LOOKING AT VARIOUS MARKET AVERAGES, AN INVESTOR SEES MARKETS THAT ARE CLOSE TO ZERO RETURN, SLIGHTLY DOWN OR SLIGHTLY UP.
--------------------------------------------------------------------------------

The biggest attention-grabber among indices is the Dow Jones Utilities. As reported August 20 in THE NEW YORK TIMES, for the 2000 calendar year it is up 27.53%! If anyone predicted that, I missed it.

Years like this for the broad averages are, in a way, predictable. We know that the S&P 500 Index, for instance, is not likely to take a sudden quantum leap and begin to average 30% return per year. I believe it possibly will return somewhere around 12%. (Please note I am surmising, not guaranteeing.) Another interesting thing about the year 2000 is the number of actively managed funds that are outperforming index funds.

Markets must take breathers like this. Such a pause allows the valuations of securities to become more normal. That means that the relationship of, for instance, a company's earnings per share to the price of a share becomes less extreme. This, in turn, could ultimately allow the expected returns on stocks to resume.

A family of mutual funds has the potential to make this kind of a period easier. Ideally, you can build an asset allocation to express your risk tolerance. Many fixed-income fund returns look very good in a year like this. And even if you don't build such a portfolio, a fund family makes it easy to retreat to safety because of the availability of bond and money market funds.

As you probably know, I am a strong proponent of asset allocation to build a portfolio you can live with. That's because somewhere down the road this market will ignite, and when it does you want to be sure you are there.

Sincerely,



Michael J.C. Roth, CFA
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD


THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY, INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.










INVESTMENT REVIEW


USAA SCIENCE & TECHNOLOGY FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

--------------------------------------------------------------------------------
                                           7/31/99              7/31/00
--------------------------------------------------------------------------------
  Net Assets                            $258.0 Million       $624.5 Million
  Net Asset Value Per Share                 $15.18               $21.06
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/00
--------------------------------------------------------------------------------
            1 YEAR                         SINCE INCEPTION ON 8/1/97
            40.73%                                  28.79%
--------------------------------------------------------------------------------

TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.







                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund, the S&P 500 Index, and the Lipper Science & Technology Funds Average for the period of 08/01/1997 through 07/31/2000. The data points from the graph are as follows:


               USAA SCIENCE &            S&P 500          LIPPER SCIENCE &
               TECHNOLOGY FUND            INDEX            TECH FUNDS AVG.
               ---------------           -------          ----------------

08/01/97         $10,000                 $10,000             $10,000
01/31/98           9,450                  10,356               9,473
07/31/98          11,170                  11,931              11,138
01/31/99          14,360                  13,723              16,398
07/31/99          15,180                  14,341              18,547
01/31/00          19,191                  15,142              31,535
07/31/00          21,363                  15,627              31,702

DATA SINCE INCEPTION ON 8/1/97 THROUGH 7/31/00


THE GRAPH ILLUSTRATES THE COMPARISON OF A $10,000 HYPOTHETICAL INVESTMENT IN THE USAA SCIENCE & TECHNOLOGY FUND TO THE S&P 500 INDEX AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE, AN AVERAGE PERFORMANCE LEVEL OF ALL SCIENCE AND TECHNOLOGY FUNDS, AS REPORTED BY LIPPER ANALYTICAL SERVICES, INC., AN INDEPENDENT ORGANIZATION THAT MONITORS THE PERFORMANCE OF MUTUAL FUNDS. THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE WEIGHTED AVERAGE PERFORMANCE OF A GROUP OF 500 WIDELY HELD, PUBLICLY TRADED STOCKS. IT IS NOT POSSIBLE TO INVEST IN THE S&P 500 INDEX.









MESSAGE FROM THE MANAGER


[PHOTOGRAPH OF PORTFOLIO MANAGER: CURT ROHRMAN, CFA, APPEARS HERE.]


PERFORMANCE

Technology stocks dominated market performance over the past 12 months. The S&P technology sector rose 39.3% compared with a gain of 8.97% for the S&P 500 Index. Certain segments within the technology industry performed significantly better, including networking (up 120.4%), semiconductor equipment (up 115.3%), and semiconductors (up 88.2%). The growth of the Internet and increased usage of wireless communications were the most important factors behind the outstanding performance of technology stocks. Any impact of Y2K lock-downs was more than offset by corporate spending to Web-enable businesses.

The health-care sector posted a respectable 15.5% return for the period (as measured by the S&P health-care sector), yet this paled in comparison to traditional technology sectors. Hospital management and biotechnology experienced good performance (increasing 58.3% and 52.5%, respectively). But more sizable sectors such as drugs and medical devices each posted more modest percentage gains of teens or less.

Your USAA Science & Technology Fund maintained its balanced investment approach. Holdings were spread across areas as diverse as traditional computer technology, communications, health care, biotechnology, and oil service. The result was a very good year, with the Fund's total return reaching 40.73% for the 12-month period ending July 31, 2000. Stocks posting gains in excess of 100% were numerous: Analog Devices, Applied Materials, Brocade Communications, Business Objects, Check Point Software, Cisco Systems, LM Ericsson, Extreme Networks, GlobeSpan, Human Genome Sciences, LifePoint Hospitals, Mercury Interactive, Micromuse, Millennium Pharmaceuticals, Nuance Communications, Oracle, Rational Software, Siebel Systems, Veritas Software, and Wireless Facilities. Stocks with declines of more than 25% included Anadigics, BMC Software, Compuware, Duane Reade, Lucent Technologies, Legato Systems, Microsoft, and Priceline.com.

The Fund's performance for the 12 months was short of the Lipper average for science and technology funds, because most funds in the category focus only on traditional technology. However, as technology stocks have become more volatile recently, the steadiness of our Fund's more diversified approach has been obvious. In fact, your USAA Science & Technology Fund outperformed the Lipper average by more than 10 percentage points since we last discussed performance six months ago (11.32% versus 0.75% for the average).

OUTLOOK

We remain extremely bullish on the stock market as a whole. Economic growth around the world remains strong. Computer technology is enabling sufficient improvements in productivity to offset capacity constraints normally associated with extended economic cycles. With global inflation rates seeming subdued, interest rates are unlikely to rise materially. All this provides an excellent backdrop for equities.

We are particularly bullish on technology and health-care stocks. America's dominance in scientific and technological innovation is unmatched. This country's track record of extraordinary financial reward for successful innovation suggests that early and aggressive exploitation of technology will continue to occur here first. Our bullishness applies not only to computer and communications technology, but equally, or possibly more so, to biotechnology, genomics, pharmaceuticals, and medical devices. In our opinion, opportunities presented by aging demographics and the incredible potential of genomics for personalized disease management and prevention far outweigh current concerns regarding health-care reimbursement and the potential for pharmaceutical price controls.

       -------------------------------------------------------------------
                                   * * * * *
       Your Fund's performance received an Overall Star Rating of 5 stars in the domestic equity fund category from Morningstar
                     Rating(TradeMark) for the period ending
                                 July 31, 2000.
       -------------------------------------------------------------------




REFER TO THE BOTTOM OF PAGE 4 FOR THE S&P 500 INDEX DEFINITION.

REFER TO THE BOTTOM OF PAGE 4 FOR THE LIPPER AVERAGE DEFINITION.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MORNINGSTAR PROPRIETARY RATINGS ON U.S.-DOMICILED FUNDS REFLECT HISTORICAL RISK-ADJUSTED PERFORMANCE AS OF JULY 31, 2000. THE RATINGS ARE SUBJECT TO CHANGE EVERY MONTH. MORNINGSTAR RATINGS ON U.S.-DOMICILED FUNDS ARE CALCULATED FROM THE FUND'S THREE-YEAR AVERAGE ANNUAL RETURN IN EXCESS OF 90-DAY U.S. TREASURY BILL RETURNS WITH APPROPRIATE FEE ADJUSTMENTS, AND A RISK FACTOR THAT REFLECTS FUND PERFORMANCE BELOW 90-DAY U.S. T-BILL RETURNS. THE USAA SCIENCE & TECHNOLOGY FUND RECEIVED 5 STARS FOR THE THREE-YEAR PERIOD. THE TOP 10% OF THE FUNDS IN A BROAD ASSET CLASS RECEIVE 5 STARS, THE NEXT 22.5% RECEIVE 4 STARS, THE NEXT 35% RECEIVE 3 STARS, THE NEXT 22.5% RECEIVE 2 STARS, AND THE BOTTOM 10% RECEIVE 1 STAR. THE FUND WAS RATED EXCLUSIVELY AGAINST U.S.-DOMICILED FUNDS. THE FUND WAS RATED AMONG 3,773 FUNDS IN THE DOMESTIC EQUITY FUND CATEGORY FOR THE THREE-YEAR PERIOD.


----------------------------------------
         TOP 10 EQUITY HOLDINGS
          (% OF NET ASSETS)
----------------------------------------
Oracle Corp.                         4.7
Intel Corp.                          4.3
Pfizer, Inc.                         3.4
Analog Devices, Inc.                 3.1
Nortel Networks Corp.                3.0
Cisco Systems, Inc.                  2.9
Extreme Networks, Inc.               2.9
Micron Technology, Inc.              2.9
Pharmacia Corp.                      2.9
America Online                       2.8
----------------------------------------



----------------------------------------
          TOP 10 INDUSTRIES
          (% OF NET ASSETS)
----------------------------------------
Computer Software & Service         23.7
Electronics - Semiconductors        16.8
Communication Equipment             11.0
Drugs                                9.8
Oil & Gas - Drilling/Equipment       8.2
Computer - Networking                7.6
Computer - Hardware                  6.0
Medical Products & Supplies          4.6
Biotechnology                        2.5
Equipment - Semiconductors           2.4
----------------------------------------

YOU WILL  FIND A  COMPLETE  LIST OF THE  SECURITIES  THAT THE FUND OWNS ON PAGES
10-12.









DISTRIBUTIONS TO SHAREHOLDERS

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 2000. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2001.


                     Ordinary income                 $.1181 *
                     Long-term capital gains          .0549
                     Return of capital                .0806
                                                     ------
                        Total                        $.2536
                                                     ======


29.99% of ordinary income distributions qualify for deduction by corporations.



* INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.









INDEPENDENT AUDITORS' REPORT

KPMG


The Shareholders and Board of Directors

USAA SCIENCE & TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Science & Technology Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in note 7 to the financial statements, for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Science & Technology Fund as of July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                  KPMG LLP

San Antonio, Texas
September 1, 2000










USAA SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS

JULY 31, 2000

                                                                        MARKET
   NUMBER                                                                VALUE
 OF SHARES                  SECURITY                                     (000)
--------------------------------------------------------------------------------

                       COMMON STOCKS (99.8%)

            BIOTECHNOLOGY (2.5%)
   40,000   Amgen, Inc.*                                                $  2,597
   50,000   Diversa Corp.*                                                 1,800
   25,000   Genentech, Inc.*                                               3,803
   22,000   Human Genome Sciences, Inc.*                                   2,658
   32,000   Incyte Genomics, Inc.*                                         2,426
   26,000   Millennium Pharmaceuticals, Inc.*                              2,503
--------------------------------------------------------------------------------
                                                                          15,787
--------------------------------------------------------------------------------

            COMMUNICATION EQUIPMENT (11.0%)
   20,000   Avanex Corp.*                                                  2,539
   75,000   JDS Uniphase Corp.*                                            8,859
  869,000   LM Ericsson Telephone Co. ADR                                 17,054
  146,000   Lucent Technologies, Inc.                                      6,388
  250,000   Nortel Networks Corp.                                         18,594
  237,400   QualComm, Inc.*                                               15,416
--------------------------------------------------------------------------------
                                                                          68,850
--------------------------------------------------------------------------------

            COMPUTER - HARDWARE (6.0%)
  389,000   Dell Computer Corp.*                                          17,092
   98,000   Hewlett-Packard Co.                                           10,700
  249,763   Palm, Inc.*                                                    9,741
--------------------------------------------------------------------------------
                                                                          37,533
--------------------------------------------------------------------------------

            COMPUTER - NETWORKING (7.6%)
   26,000   Brocade Communications Systems, Inc.*                          4,644
  277,000   Cisco Systems, Inc.*                                          18,126
  129,000   Extreme Networks, Inc.*                                       18,014
   48,000   Juniper Networks, Inc.*                                        6,837
--------------------------------------------------------------------------------
                                                                          47,621
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE & SERVICE (23.7%)
   69,900   Agile Software Corp.*                                          3,866
  330,000   America Online, Inc.*                                         17,593
   41,000   Art Technology Group, Inc.*                                    3,567
   90,000   BEA Systems, Inc.*                                             3,876
   38,000   Business Objects S.A. ADR*                                     3,591
   44,000   Check Point Software Technologies Ltd.*                        5,104
   55,000   Corio, Inc.*                                                     921
   34,000   Electronic Arts, Inc.*                                         3,007
   81,000   I2 Technologies, Inc.*                                        10,510
   65,000   Lycos, Inc.*                                                   3,941
   40,000   Mercury Interactive Corp.*                                     3,971
   30,000   Micromuse, Inc.*                                               3,892
  246,000   Microsoft Corp.*                                              17,174
   60,000   Nuance Communications, Inc.*                                   8,422
   40,000   Numerical Technologies, Inc.*                                  1,865
  391,000   Oracle Corp.*                                                 29,398
   80,000   Rational Software Corp.*                                       8,140
   66,000   RealNetworks, Inc.*                                            2,801
   44,000   Siebel Systems, Inc.*                                          6,380
   40,000   Veritas Software Corp.*                                        4,078
   47,000   Yahoo! Inc.*                                                   6,048
--------------------------------------------------------------------------------
                                                                         148,145
--------------------------------------------------------------------------------

            DRUGS (9.8%)
   90,000   Eli Lilly & Co.                                                9,349
  171,000   Merck & Co., Inc.                                             12,259
  489,750   Pfizer, Inc.                                                  21,120
  334,000   Pharmacia Corp.                                               18,286
--------------------------------------------------------------------------------
                                                                          61,014
--------------------------------------------------------------------------------

            ELECTRICAL EQUIPMENT (0.2%)
   20,000   Capstone Turbine Corp.*                                        1,100
--------------------------------------------------------------------------------

            ELECTRONICS - SEMICONDUCTORS (16.8%)
  285,000   Analog Devices, Inc.*                                         19,059
   72,000   GlobeSpan, Inc.*                                               8,132
  402,000   Intel Corp.                                                   26,833
  202,000   Linear Technology Corp.                                       11,161
  221,000   Micron Technology, Inc.*                                      18,012
   55,000   Quantum Effect Devices, Inc.*                                  4,094
   62,000   Silicon Laboratories, Inc.*                                    3,569
  242,000   Texas Instruments, Inc.                                       14,202
--------------------------------------------------------------------------------
                                                                         105,062
--------------------------------------------------------------------------------

            EQUIPMENT - SEMICONDUCTORS (2.4%)
  198,000   Applied Materials, Inc.*                                      15,023
--------------------------------------------------------------------------------

            HEALTH CARE - DIVERSIFIED (1.9%)
  129,000   Johnson & Johnson, Inc.                                       12,005
--------------------------------------------------------------------------------

            HOSPITALS (1.7%)
  240,000   Health Management Associates, Inc.*                            3,765
  254,900   LifePoint Hospitals, Inc.*                                     6,819
--------------------------------------------------------------------------------
                                                                          10,584
--------------------------------------------------------------------------------

            INTERNET SERVICES (0.8%)
   10,000   Blue Martini Software, Inc.*                                     594
  146,000   Internet Gold-Golden Lines Ltd.*                               1,058
  129,000   Priceline.com, Inc.*                                           3,048
--------------------------------------------------------------------------------
                                                                           4,700
--------------------------------------------------------------------------------

            MEDICAL PRODUCTS & SUPPLIES (4.6%)
  256,000   Guidant Corp.*                                                14,432
  274,000   Medtronic, Inc.                                               13,991
--------------------------------------------------------------------------------
                                                                          28,423
--------------------------------------------------------------------------------

            OIL & GAS - DRILLING/EQUIPMENT (8.2%)
  160,000   Baker Hughes, Inc.                                             5,540
  150,000   Diamond Offshore Drilling, Inc.*                               5,634
  281,000   Halliburton Co.                                               12,961
  255,000   R&B Falcon Corp.*                                              5,084
  211,000   Schlumberger Ltd.                                             15,601
  134,000   Transocean Sedco Forex, Inc.                                   6,633
--------------------------------------------------------------------------------
                                                                          51,453
--------------------------------------------------------------------------------

            RETAIL - DRUGS (0.6%)
  163,400   Duane Reade, Inc.*                                             3,738
--------------------------------------------------------------------------------

            SERVICES - COMMERCIAL & CONSUMER (0.4%)
   43,000   Gemstar-TV Guide International, Inc.*                          2,615
--------------------------------------------------------------------------------

            SERVICES - COMPUTER SYSTEMS (0.5%)
  100,000   SunGard Data Systems, Inc.*                                    3,306
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - LONG DISTANCE (1.1%)
   96,000   Level 3 Communications, Inc.*                                  6,570
--------------------------------------------------------------------------------
            Total common stocks (cost: $427,114)                         623,529
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
   (000)
------------

                         MONEY MARKET INSTRUMENT (0.8%)

 $  4,805   Federal Home Loan Mortgage,
              Discount Note, 6.48%, 8/01/2000 (cost: $4,805)               4,805
--------------------------------------------------------------------------------
            Total investments (cost: $431,919)                          $628,334
================================================================================










USAA SCIENCE & TECHNOLOGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

JULY 31, 2000



GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is $433,854,000.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 9.8% of net assets at July 31, 2000.

ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES

* Non-income producing.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

JULY 31, 2000



ASSETS
   Investments in securities, at market value (identified cost
      of $431,919)                                                    $628,334
   Cash                                                                    759
   Receivables:
      Capital shares sold                                                  635
      Dividends                                                             67
      Securities sold                                                    2,405
                                                                      --------
         Total assets                                                  632,200
                                                                      --------

LIABILITIES
   Securities purchased                                                  6,685
   Capital shares redeemed                                                 381
   USAA Investment Management Company                                      402
   USAA Transfer Agency Company                                             96
   Accounts payable and accrued expenses                                   108
                                                                      --------
         Total liabilities                                               7,672
                                                                      --------
            Net assets applicable to capital shares outstanding       $624,528
                                                                      ========

REPRESENTED BY:
   Paid-in capital                                                    $438,853
   Accumulated net realized loss on investments                        (10,740)
   Net unrealized appreciation of investments                          196,415
                                                                      --------
            Net assets applicable to capital shares outstanding       $624,528
                                                                      ========
   Capital shares outstanding                                           29,650
                                                                      ========
   Authorized shares of $.01 par value                                 105,000
                                                                      ========
   Net asset value, redemption price, and offering price per share    $  21.06
                                                                      ========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.










USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

YEAR ENDED JULY 31, 2000



Net investment loss:
   Income:
      Dividends (net of foreign taxes withheld of $9)           $  1,283
      Interest                                                     1,358
                                                                --------
         Total income                                              2,641
                                                                --------
   Expenses:
      Management fees                                              3,452
      Transfer agent's fees                                        1,545
      Custodian's fees                                               121
      Postage                                                        247
      Shareholder reporting fees                                      65
      Directors' fees                                                  4
      Registration fees                                              146
      Professional fees                                               34
      Other                                                            7
                                                                --------
         Total expenses                                            5,621
                                                                --------
            Net investment loss                                   (2,980)
                                                                --------
Net realized and unrealized gain (loss) on investments:
   Net realized loss                                              (6,114)
   Change in net unrealized appreciation/depreciation            134,532
                                                                --------
            Net realized and unrealized gain                     128,418
                                                                --------
Increase in net assets resulting from operations                $125,438
                                                                ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA SCIENCE & TECHNOLOGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

YEARS ENDED JULY 31,



                                                           2000         1999
                                                         ---------------------
From operations:
   Net investment loss                                   $ (2,980)    $   (811)
   Net realized gain (loss) on investments                 (6,114)       1,987
   Change in net unrealized appreciation/depreciation
      of investments                                      134,532       49,484
                                                         ---------------------
      Increase in net assets resulting
         from operations                                  125,438       50,660
                                                         ---------------------
Distributions to shareholders from:
   Net realized gains                                      (3,329)         -
                                                         ---------------------
   Tax return of capital                                   (1,714)         -
                                                         ---------------------
From capital share transactions:
   Proceeds from shares sold                              400,291      185,201
   Reinvested dividends                                     4,991          -
   Cost of shares redeemed                               (159,141)     (89,187)
                                                         ---------------------
      Increase in net assets from
         capital share transactions                       246,141       96,014
                                                         ---------------------
Net increase in net assets                                366,536      146,674
Net assets:
   Beginning of period                                    257,992      111,318
                                                         ---------------------
   End of period                                         $624,528     $257,992
                                                         =====================

Change in shares outstanding:
   Shares sold                                             20,438       13,761
   Shares issued for dividends reinvested                     289          -
   Shares redeemed                                         (8,074)      (6,725)
                                                         ---------------------
      Increase in shares outstanding                       12,653        7,036
                                                         =====================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.









USAA SCIENCE & TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this annual report pertains only to the USAA Science & Technology Fund (the Fund). The Fund's investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) attempts to achieve this objective by investing the Fund's assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment loss by $2,980,000, decrease net realized gain on investments by $1,911,000, and decrease paid-in capital by $1,069,000.

C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2000.


(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $8,807,000 which will expire in 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryover has been utilized or expires.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of  securities,  excluding  short-term
securities,   for  the  year  ended  July  31,  2000,  were   $559,368,000   and
$299,313,000, respectively.

Gross unrealized appreciation and depreciation of investments as of July 31, 2000, were $211,184,000 and $14,770,000, respectively, and for tax purposes, $210,755,000 and $16,275,000, respectively.


(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

D. BROKERAGE SERVICES - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the year ended July 31, 2000, was $10,000.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                        YEAR ENDED JULY 31,
                               ------------------------------------
                                 2000          1999         1998**
                               ------------------------------------
Net asset value at
   beginning of period         $  15.18      $  11.17      $  10.00
Net investment loss                (.13)(a)      (.06)(a)      (.07)(a)
Net realized and
   unrealized gain                 6.26          4.07          1.24
Distributions of realized
   capital gains                   (.17)          -              -
Distribution of tax
   return of capital               (.08)          -              -
                               ------------------------------------
Net asset value at
   end of period               $  21.06      $  15.18      $  11.17
                               ====================================
Total return (%)*                 40.73         35.90         11.70
Net assets at
   end of period (000)         $624,528      $257,992      $111,318
Ratio of expenses to
   average net assets (%)          1.22          1.33          1.42
Ratio of net investment
   loss to average
   net assets (%)                  (.65)         (.47)         (.69)
Portfolio turnover (%)            69.21         44.39         76.31


  * ASSUMES REINVESTMENT OF ALL CAPITAL GAIN AND OTHER DISTRIBUTIONS DURING THE PERIOD.
 ** FUND COMMENCED OPERATIONS ON AUGUST 1, 1997.
(a) CALCULATED USING WEIGHTED AVERAGE SHARES.











DIRECTORS
Robert G. Davis, CHAIRMAN OF THE BOARD
Michael J.C. Roth, VICE CHAIRMAN OF THE BOARD
Barbara B. Dreeben
Robert L. Mason
David G. Peebles
Michael F. Reimherr
Laura T. Starks
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER, AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas 78288

TRANSFER AGENT                           LEGAL COUNSEL
USAA Shareholder Account Services        Goodwin, Procter & Hoar LLP
9800 Fredericksburg Road                 Exchange Place
San Antonio, Texas 78288                 Boston, Massachusetts 02109

CUSTODIAN                                INDEPENDENT AUDITORS
State Street Bank and Trust Company      KPMG LLP
P.O. Box 1713                            112 East Pecan, Suite 2400
Boston, Massachusetts 02105              San Antonio, Texas 78205

TELEPHONE ASSISTANCE HOURS               INTERNET ACCESS
Call toll free - Central Time            usaa.com(Service Mark)
Monday - Friday 6:00 a.m. to 10:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.
Sundays 11:30 a.m. to 8:00 p.m.

FOR ADDITIONAL INFORMATION ON MUTUAL FUNDS
1-800-531-8181, (in San Antonio) 456-7200
For account servicing, exchanges, or redemptions
1-800-531-8448, (in San Antonio) 456-7202

RECORDED MUTUAL FUND PRICE QUOTES
24-hour service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

MUTUAL FUND USAA TOUCHLINE(REGISTERED TRADEMARK)
(from touch-tone phones only)
For account balance, last transaction, fund prices, or to exchange or redeem fund shares
1-800-531-8777, (in San Antonio) 498-8777